Exhibit 99.1

Contact: Marc Cannon (954) 769-3146 cannonm@autonation.com

Investor contact: Derek Fiebig

(954) 769-7342

fiebigd@autonation.com

AUTONATION ANNOUNCES UPDATED ESTIMATE OF

FIRST QUARTER EPS FROM CONTINUING OPERATIONS

FORT LAUDERDALE, Fla., (April 6, 2010) — AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today announced an updated earnings estimate for the first quarter ended March 31, 2010. The Company now expects earnings per share (EPS) from continuing operations for the first quarter of 2010 to be in the range of $0.32 to $0.35, increased from the previous estimate of $0.29 to $0.32 announced on March 31, 2010. This compares to adjusted EPS from continuing operations of $0.22 for the first quarter of 2009. Adjusted EPS from continuing operations for the first quarter of 2009 excludes the items detailed under “Non-GAAP Financial Measures” below. GAAP EPS from continuing operations was $0.30 for the first quarter of 2009. The Company’s prior estimates for first quarter 2010 revenue, new vehicle unit sales and used vehicle unit sales are in line. Details will be provided in the Company’s first-quarter earnings release and conference call scheduled for April 22, 2010.

About AutoNation, Inc.

AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer and has been named America’s Most Admired Automotive Retailer by FORTUNE Magazine five times. A component of the Standard and Poor’s 500 Index, AutoNation owns and operates 249 new vehicle franchises in 15 states. For additional information, please visit www.autonation.com or corp.autonation.com/investors.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “goals,” “plans,” “believes,” “continues,” “may,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements regarding our estimated financial results for the first quarter of 2010 are forward-looking statements. Our forward-looking statements reflect our current expectations, and they involve known and unknown risks, uncertainties and other factors that are difficult to predict and may cause our actual results, performance or achievements to be materially different from any future results, performance and achievements expressed or implied by these statements. These risks, uncertainties and other factors include, among others: economic conditions generally; conditions in the credit markets and changes in interest rates; assumptions and expectations relating to financial covenants contained in our debt agreements; the success and financial viability of vehicle manufacturers and distributors with which we hold franchises; factors affecting our goodwill impairment testing; natural disasters and other adverse weather events; restrictions imposed by vehicle manufacturers; the resolution of legal and administrative proceedings; regulatory factors affecting our business; and other factors described in our news releases and filings made under the securities laws, including, among others, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. The financial estimates included in this release are based on preliminary information about the first quarter of 2010. We have not completed our normal quarter-end closing and review processes for the first quarter of 2010, and our actual results could differ materially from the financial estimates included in this news release. Forward-looking statements contained in this news release speak only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

Non-GAAP Financial Measures

This press release contains a non-GAAP financial measure, adjusted earnings per share from continuing operations for the first quarter of 2009, which excludes from GAAP earnings per share from continuing operations for the same period the impact of approximately $0.04 per share relating to a gain on senior note repurchases and approximately $0.03 per share relating to a net gain on asset sales and dispositions. GAAP earnings per share from continuing operations was $0.30 for the first quarter of 2009. The Company believes that the non-GAAP financial measure included in this release improves the transparency of the Company’s disclosure, provides a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improves the period-to-period comparability of the Company’s results from its core business operations.